Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Heritage Financial Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2007 as filed with the Securities and Exchange Commission on the date here of (the “Report”), we, Brian L. Vance, President and Chief Executive Officer and Edward D. Cameron, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 1, 2007

/s/ Brian L. Vance
Brian L. Vance President and Chief Executive Officer Principal Executive Officer

/s/ Edward D. Cameron
Edward D. Cameron Executive Vice President and Chief Financial Officer Principal Financial Officer